UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                        FORM 8-K


                      CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934




              Commission file number 0-13597

                      COMPANY'S NAME

                       ASDAR GROUP
----------------------------------------------------------
    (Exact name of registrant as specified in charter)




           NEVADA                         88-0195105
(STATE OF OTHER JURISDICTION          (I.R.S. Employer)
Incorporation or organization)     (Identification Number)



      1239 West Georgia Street
            Vancouver, BC                   V6E 4R8
(Address of Principal Executive Office)   (Zip Code)



                      888-488-6882

   (Registrant's Telephone Number, Including Area Code)


Item No. 1      Changes in Control of Registrant
            No events to report

Item No. 2      Acquisition or Disposition of Assets
            No events to report

Item No. 3      Bankruptcy or Receivership
            No events to report

Item No. 4      Changes in Registrant's Certifying Accountants
            No events to report

Item No. 5      Other Events
            The Company has changed its name to ASDAR Group

Item No. 6      Resignation of Registrant's Directors
            No events to report

Item No. 7      Financial  Statements, Proforma Financial
            Information and Exhibits
            No events to report

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ASDAR GROUP

Date:  March 2001          /s/ Robert Waters
                               -------------
                               Robert Waters
                               Director and President

Date:  March 2001          /s/ Jack Sha
                               --------
                               Jack Sha
                               Director and Secretary